UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 06, 2026

WORTHINGTON STEEL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-41830	92-2632000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 840-3462

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 6, 2026, Worthington Steel, Inc. (“we,” “us,” “our,” the “Company,” and “registrant”) issued a news release (the “Financial Release”) reporting results for the three months ended August 31, 2026 (the first quarter of fiscal 2027). A copy of the Financial Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

We will host a conference call at 8:30 a.m. ET on October 7, 2026, to discuss our unaudited financial results for the first quarter of fiscal 2027 and address our outlook for the second quarter of fiscal 2027. The conference call is accessible through Events & Presentations in the Investors section of our website at www.WorthingtonSteel.com, or by registering online at https://events.q4inc.com/attendee/682402066 for the live conference. Prior to the conference call, we made available an investor presentation on our website. The investor presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and non-GAAP financial measures are included in the Financial Release and the investor presentation, and will be discussed during the conference call, to provide investors with additional information that we believe allows for increased comparability of the performance of our ongoing operations from period to period. Please see the Financial Release and the investor presentation for further explanations of why we use the non-GAAP financial measures and the reconciliations to the most directly comparable GAAP financial measures.

The information contained in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or incorporate the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended. Information on our website is not incorporated herein.

Item 8.01 Other Events.

On October 6, 2026, we issued a news release (the “Dividend Release”) reporting that our board of directors declared a quarterly cash dividend of $0.16 per common share. The dividend was declared on October 6, 2026, and is payable on December 28, 2026, to our shareholders of record at the close of business on December 14, 2026. A copy of the Dividend Release is filed herewith as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	News Release of Worthington Steel, Inc. issued on October 6, 2026 (Financial Release)
99.2	Investor Presentation of Worthington Steel, Inc., dated October 6, 2026
99.3	News Release of Worthington Steel, Inc. issued on October 6, 2026 (Dividend Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date:	October 7, 2026	By:	/s/ Joseph Y. Heuer
Joseph Y. Heuer Vice President - General Counsel and Secretary